SIXTH AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Sixth Amendment (the "Amendment") to a certain Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the "Borrower"), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the "Agent"), and Citizens Bank of Pennsylvania, as lender (the "Bank").
WHEREAS, the Bank and the Borrower made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011, a certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 24, 2011, a certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December, 2011, a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2014, and a certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated December 14, 2015 (collectively, the "Original Loan and Security Agreement"), and in connection therewith, the Borrower executed and delivered a Seventh Amended and Restated Revolving Credit Note payable to the order of the Bank, in the original principal amount of $35,000,000.00, dated December 12, 2014 (the "Restated Credit Note"); and
WHEREAS, as security for (a) the punctual performance in full by the Borrower of its obligations under the Loan Documents (as such term is defined in the Original Loan and Security

Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrower to the Bank, in each case whether presently existing or hereafter arising (collectively, the "Secured Obligations"), the Borrower granted a security interest to the Bank in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement; and
WHEREAS, the Borrower has requested the Bank amend certain terms and provisions of the Original Loan and Security Agreement, and the Bank is willing to consent to such modifications upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement, and the Original Loan and Security Agreement shall be so amended, from and as of the date hereof.
2. The Original Loan and Security Agreement shall be amended so that all references to "Agreement" contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time.
3. The first sentence of the definition of "Applicable LIBOR Rate Margin" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:
Applicable LIBOR Rate Margin – The amount to be added to the applicable LIBOR Rate or Daily LIBOR Rate to determine the applicable LIBOR Based Rate or Daily LIBOR Based Rate for all amounts outstanding under the Loans which bear interest at the LIBOR Based Rate or Daily LIBOR Rate, which amount shall be determined in accordance with the ratio of the Borrower's Total Funded Debt to EBITDA as set forth in the following matrix:
Tier	Total Funded Debt to EBITDA	Applicable LIBOR Rate Margin
V	≥ 2.75x	225 b.p.
IV	≥ 2.50x but <2.75x	200 b.p.
III	≥ 2.25x but <2.50x	175 b.p.
II	≥ 1.25x but < 2.25x	150 b.p.
I	< 1.25x	125 b.p.

4. Section 1.1 of the Original Loan and Security Agreement is hereby amended by adding the following definitions:

"Daily LIBOR Rate" – Means, for any day, the rate per annum (extended to the next higher 1/100 of 1%) for one (1) month dollar deposits as reported on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the second Business Day immediately preceding the date of the requested Loan or conversion (or if not so reported, then as determined by Bank from another recognized source of interbank quotation acceptable to Bank).
"Daily LIBOR Based Rate" – Means the Daily LIBOR Rate plus the Applicable LIBOR Rate Margin.
"Daily LIBOR Based Rate Loan" – That portion of the loans on which interest accrues at the Daily LIBOR Based Rate.
5. Section 2.2(b)(ii) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(ii) All Loans subject to the Prime Rate Option or the Daily LIBOR Rate Option requested by the Borrower hereunder must be requested by 11:00 A.M., Philadelphia time, on the date such Loan is to be made, which must be a Good Business Day.  All Loans subject to the LIBOR Rate Option or conversions from Loans subject to the Prime Rate Option or Daily LIBOR Rate Option to the LIBOR Rate Option, requested by the Borrower must be requested by 11:00 A.M. Philadelphia time, three (3) Good Business Days prior to the date of such requested Loan or conversion.  If the Borrower does not have the required availability for such requested Loan on the date any such LIBOR Based Rate

Loan is to be made, then the Lenders shall not be required to make such Loan.  All remittances at any time among the Lenders and the Agent under this Agreement shall be made in immediately available funds by federal funds wire transfer.  All requests for a Loan may be made either by telephone or in writing, provided that all telephonic requests are, upon the Agent's request, to be confirmed by the Borrower in writing on the same day, and further provided that such written confirmation may be sent by telecopy or facsimile transmission.  No Lender shall be obligated, for any reason whatsoever, to advance or reimburse Agent for the share of any other Lender.
6. Section 2.3 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

2.3  Interest.
(a) Daily LIBOR Based Rate Option. So long as no Event of Default has occurred and is continuing, the unpaid principal balance of the Loans, unless subject to the LIBOR Rate Option or the Prime Based Rate, shall bear interest, subject to the terms hereof, at a per annum rate equal to the Daily LIBOR Based Rate ("Daily LIBOR Rate Option").
(b) LIBOR Rate Option or Prime Based Rate Option.
    (i)      The Borrower shall have the option to have the unpaid principal balance of the Loans bear interest at either the Prime Based Rate or, so long as no Event of Default has occurred and is continuing, the LIBOR Based Rate ("LIBOR Rate Option"), provided that:
(x) Changes in the Prime Based Rate shall become effective on the same day as the Agent announces a change in its Prime Rate and upon any change in the Applicable Prime Rate Margin occurring hereunder; and
(y) So long as no Event of Default has occurred and is continuing, LIBOR Based Rate Loans shall be in a minimum amount of Five Hundred Thousand Dollars ($500,000.00).  (In no event, however, may the Borrower have more than ten (10) LIBOR Rate Loans outstanding at any one time.)

(ii)      LIBOR Based Rate Loans shall be selected for a period of either one month, two months, three months or six months duration, as the Borrower may elect, during which the LIBOR Based Rate is applicable (the "LIBOR Interest Period"); provided, however, that (a) if the LIBOR Interest Period would otherwise end on a day which shall not be a Good Business Day, such LIBOR Interest Period shall be extended to the next succeeding Good Business Day, unless such Good Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding Good Business Day subject to clause (c) below; (b) interest shall accrue from and including the first day of each LIBOR Interest Period to, but excluding the day on which any LIBOR Interest Period expires; and (c) with respect to any LIBOR Interest Period which begins on the last Good Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period), the LIBOR Interest Period shall end on the last Good Business Day of a calendar month.  No LIBOR Interest Period for any Revolving Credit Loan may end after the Revolving Credit Maturity Date.  Subject to all of the terms and conditions contained herein applicable to a request that a new Advance be a LIBOR Based Rate Loan, the Borrower may extend a LIBOR Based Rate Loan as of the last day of the LIBOR Interest Period to a new LIBOR Based Rate Loan or, subject to clause (i) above, may convert a portion of the Loans subject to the Prime Based Rate Option to a LIBOR Based Rate Loan.  If the Borrower fails to notify the Agent of the LIBOR Interest Period for a subsequent LIBOR Based Rate Loan at least three Good Business Days prior to the last day of the then current LIBOR Interest Period of an outstanding LIBOR Based Rate Loan, then such outstanding LIBOR Based Rate Loan shall become a loan subject to the Prime Based Rate Option at the end of the current LIBOR Interest Period for such outstanding LIBOR Based Rate Loan and shall accrue interest in accordance with Section 2.3(a) above.
(iii)      The LIBOR Rate or Daily LIBOR Rate may be automatically adjusted by the Agent on a prospective basis to take into account the additional or increased cost of maintaining any necessary reserves for Eurodollar deposits or increased costs due to changes after the date hereof in applicable law or regulation or the interpretation thereof occurring subsequent to the date hereof, including but not limited to changes after the date hereof in tax laws (except changes of general applicability in corporate income tax laws as they affect financial institutions) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding any such changes that have resulted in a payment pursuant to

Section 2.8 hereof, that increase the cost to the Lenders of funding LIBOR Based Rate Loans or Daily LIBOR Based Rate Loans.  The Agent shall promptly give the Borrower and each Lender notice of such a determination and adjustment, which determination shall be conclusive as to the correctness of the fact and the amount of such adjustment, absent manifest error.  The Borrower may, by written notice to the Agent, (A) request the Agent to furnish to the Borrower a statement setting forth the basis for adjusting such LIBOR Rate  or Daily LIBOR Rate and the method for determining the amount of such adjustment; and/or (B) prepay the LIBOR Based Rate Loan with respect to which such adjustment is made, subject to the requirements of Section 2.5(c) and Section 2.8 below.
(iv)      In the event that the Borrower shall have requested the LIBOR Rate Option in accordance with Section 2.3(b) and Agent shall have reasonably determined that Eurodollar deposits equal to the amount of the principal of the requested LIBOR Based Rate Loan and for the LIBOR Interest Period specified are unavailable, impractical or unlawful, or that the rate based on the LIBOR Rate will not adequately and fairly reflect the cost of funds of the LIBOR Based Rate applicable to the specified LIBOR Interest Period, of making or maintaining the principal amount of the requested LIBOR Based Rate Loan specified by the Borrower during the LIBOR Interest Period specified, or that by reason of circumstances affecting Eurodollar markets, adequate and reasonable means do not exist for ascertaining the rate based on the LIBOR Rate applicable to the specified LIBOR Interest Period, the Agent shall promptly give notice of such determination to the Borrower that the rate based on the LIBOR Rate is not available.  A determination by the Agent hereunder shall be prima facie evidence of the correctness of the fact and amount of such additional costs or unavailability.  Upon such a determination, (A) the right of the Borrower to select, convert to, or maintain a LIBOR Based Rate Loan hereunder shall be suspended until the Agent shall have notified the Borrower that such conditions shall have ceased to exist (which notice the Agent shall give promptly after such cessation), and (B) the Loans subject to the requested LIBOR Rate Option shall accrue interest in accordance with Section 2.3(a) above.
(v)      In the event that, as a result of any changes in applicable law or regulation or the interpretation thereof after the date hereof, it becomes unlawful for a Lender to make or to continue to fund or maintain LIBOR Based Rate Loans or Daily LIBOR Based Rate Loans, or to maintain Eurodollar liabilities sufficient to fund any LIBOR Based Rate

Loan or Daily LIBOR Based Rate Loans, then such Lender shall immediately notify the Agent who shall immediately notify the other Lenders and the Borrower thereof and such Lender's obligations to make, convert to, or maintain a LIBOR Based Rate Loan or a Daily LIBOR Based Rate Loan, shall be suspended until such time as such Lender may again cause the LIBOR Based Rate or Daily LIBOR Based Rate to be applicable to its share of any LIBOR Based Rate Loan or Daily LIBOR Based Rate Loans, and such Lender's share of the Loans subject to the LIBOR Based Rate or Daily LIBOR Based Rate shall accrue interest in accordance with Section 2.3(a) above.  Promptly after becoming aware that it is no longer unlawful for such Lender to maintain such Eurodollar liabilities, such Lender shall notify the Agent who will notify the Borrower and the other Lenders thereof and such suspension shall cease to exist.
(c) Payment Dates.  Interest on amounts outstanding under any Revolving Credit Loan (including without limitation any LIBOR Based Rate Loan with an Interest Period of greater than two (2) months) shall be due and payable in arrears on the first day of each calendar quarter, commencing on the first day of the first full calendar quarter following the Closing Date.  In addition to the foregoing, (i) for any LIBOR Based Rate Loan, all accrued and unpaid interest thereon shall be due and payable in full on the last day of the applicable LIBOR Interest Period for such Loan, and (ii) in the case of any Loan, all accrued and unpaid interest thereon shall be due and payable in full upon the payment in full or any prepayment thereof or the conversion thereof into a Loan of another type (but only on the principal so paid, prepaid or converted).
7. Section 2.4(b) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(b) Limitation on LIBOR Based Rate Loans or Daily LIBOR Based Rate Loans.  Upon the occurrence and continuance of an Event of Default described in Section 8 below, the Agent may in its sole discretion eliminate the availability of LIBOR Based Rate Loans and Daily LIBOR Based Rate Loans.
8. Section 2.6(b)  of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(b) Prime Based Rate Loans and Daily LIBOR Based Rate Loans.  Prime Based Rate Loans and Daily LIBOR Based Rate Loans may be prepaid at any time and from time to time in whole or in part without premium or penalty.
9. Pursuant to the terms of the Original Loan and Security Agreement, as amended herein, the Borrower has provided to the Bank, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, a first priority, perfected security interest in the Collateral.  The Borrower hereby ratifies and confirms the liens and security interests granted under the Original Loan and Security Agreement; and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan and Security Agreement, as set forth herein.  The Borrower acknowledges that the outstanding principal amounts of the Restated Credit Note are due and owing without any claim, defense or set-off.
10. All representations, warranties and covenants of the Borrower contained in the Original Loan and Security Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.

All representations, warranties and covenants of the Borrower, whether hereunder, or contained in the Original Loan and Security Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Restated Credit Note and each other Loan Document, are satisfied in full.
11. Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan and Security Agreement, and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan and Security Agreement shall be deemed as complementing and not restricting the Bank's rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment and any provision of the Original Loan and Security Agreement, the terms and provisions of this Amendment shall control and prevail.
12. The Borrower hereby represents, warrants and certifies to the Bank that no Event of Default or Unmatured Event of Default has occurred and is presently existing under the Loan Documents.
13. This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.
14. THE BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY

OR AGAINST THE BANK WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.
15. The Borrower hereby agrees that it will pay, or cause to be paid or reimburse the Bank for, all of the Bank's costs and expenses in connection with this Amendment, including without limitation the fees of its legal counsel.

[REMAINDER OF PAGE INTENTIONALLY BLANK]
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 13th day of June, 2016.

BORROWER:	RCM TECHNOLOGIES, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES (USA), INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCMT DELAWARE, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
RCM TECHNOLOGIES CANADA CORP.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO
BUSINESS SUPPORT GROUP OF MICHIGAN, INC.
	By:	/s/ Kevin D. Miller
	Print Name:	Kevin D. Miller
	Title:	CFO

AGENT:	CITIZENS BANK OF PENNSYLVANA, as Administrative Agent and Arranger
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP
LENDERS:	CITIZENS BANK OF PENNSYLVANIA, as Lender
	By:	/s/ Lisa S. Williams
	Print Name:	Lisa S. Williams
	Title:	SVP

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